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                                                                    EXHIBIT 10.6

                               PROMISSORY NOTE
                               ---------------


$200,000                                                June 23, 1997

        FOR VALUE RECEIVED, the undersigned, David R. Ellett and wife, Leslie
K. Ellett, jointly and severally (collectively, "Borrower"), hereby promise to pay to the order of Business Objects Americas, a Delaware corporation (the "Company"), the principal sum of Two Hundred Thousand Dollars ($200,000), with interest thereon at the rate of 6.23% per annum, at the principal offices of the Company, upon the following terms and conditions:

        The principal amount of this Note and all accrued but unpaid interest from the date hereof shall be due on July 1, 1999. Notwithstanding the foregoing, interest will accrue and be payable at a rate per annum equal to the lesser of 9.5% per annum or the maximum interest rate allowed by law, on all past-due principal and, to the extent permitted by applicable law, on all past-due interest (whether past-due by maturity, acceleration or otherwise) from the due dates thereof until the obligations of Borrower with respect to the payment hereof shall have been discharged in full. All payments made pursuant hereto, regardless of when made, shall be applied first to reduce accrued and unpaid interest on the outstanding principal hereof and any remaining portion of such payments shall then be applied to reduce the principal hereof. All payments shall be made in the lawful money of the United States of America.

        In the event that (a) Borrower defaults in the payment when due of the principal hereof or interest hereon or Borrower shall fail to pay when due any other amount owing from time to time to the holder hereof, (b) David R.
Ellett ceases to be an employee of the Company for any reason, (c) a default occurs under the Deed of Trust (defined below), or any other deed of trust or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrower for the purpose of securing this Note, or (d) Borrower sells, conveys or alienates the Property (defined below), or any part thereof, or any interest therein, or is divested of its title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the prior written consent of the holder of this Note, in its sole and absolute discretion, then, in any such event and at the option of the holder of this Note, the entire principal amount then outstanding hereunder and all accrued and unpaid interest thereon through the date of such default or other event shall become immediately due and payable.

        Borrower shall have the right to prepay at any time, and from time to time, without premium or penalty all or any portion of the principal and accrued interest hereunder. The holder of this Note shall have full recourse against Borrower.

        Borrower hereby waives presentment, protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. No waiver by the holder hereof of any default shall be effective unless in writing nor shall it operate as a waiver of any other default or of the same default on a future occasion. This Note shall be binding upon Borrower and its successors and assigns. Borrower agrees to pay all costs of collection of this Note, including without limitation reasonable attorneys' fees and costs, in the event it is not paid when due.

        This Note is secured by a deed of trust (the "Deed of Trust") of even date herewith made by Borrower, as trustor, in favor of Chicago Title Insurance Company, as trustee, for the Company, as beneficiary, which shall be recorded in the official records of the County of Collin, State of Texas, encumbering certain real property commonly known as 4605 Courtyard Trail, Plano, Texas (the

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"Property"), described more particularly on Exhibit A attached hereto. The
Deed of Trust contains, among others, the following provision:

                If all or an part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent,Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument.

        Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and the holder hereof is to comply at all times with all usury and other laws relating to this Note. If applicable laws would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and the holder hereof that all excess amounts theretofore collected be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

        Borrower shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant or perfect the Deed of Trust, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent.

        Borrower understands that nothing in this Note modifies David R. Ellett's at-will status with the Company. Either the Company or Borrower can terminate the employment relationship at any time, with or without cause.

        Time is of the essence of this Note. This Note may not be modified orally, but only by a writing executed by Borrower and the holder hereof. This Note has been made and delivered in the State of Texas and shall be construed in accordance with, and all actions arising hereunder shall be governed by, the laws of the State of Texas.


                                        /s/ David R. Ellett
                                        --------------------------------------
                                        David R. Ellett


                                        /s/ Leslie K. Ellett
                                        --------------------------------------
                                        Leslie K. Ellett

NOTE: THIS PROMISSORY NOTE REQUIRES A BALLOON PAYMENT OF PRINCIPAL. FOR FURTHER INFORMATION, SEE THE SECOND PARAGRAPH OF THIS NOTE.



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                                  EXHIBIT A
                                  ---------

                             Legal Descriptions


        All that certain tract, place or parcel of land lying and situated in the County of Collin, Texas, to wit:

                LOT 3, BLOCK F, DEERFIELD ADDITION, PHASE ONE, an Addition to the City of Plano, Collin County, Texas, according to the Revised Map thereof recorded in Cabinet F, Page 422, Map Records, Collin County, Texas.




                                      3




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                                  EXHIBIT B
                                  ---------


        The following provisions are hereby agreed to and made a part of the Deed of Trust dated June 23, 1997, by David R. Ellett and Leslie K. Ellett, as Trustor, in favor of Chicago Title Insurance Company, as Trustee, for the benefit of Business Objects Americas, a Delaware corporation, as Beneficiary (the "Deed of Trust") as if fully set forth therein. Capitalized terms used herein shall have the same meanings ascribed to them in the Deed of Trust.

        A.  Other Mortgages.  Trustor shall fully perform and satisfy all
            ---------------
covenants, conditions and obligations of Trustor under any and all mortgages and deeds of trust now or hereafter encumbering any portion of the Property ("Mortgages"). The occurrence of any default or event of defalut under any Mortgages shall automatically constitute an immediate, material default under the Deed of Trust and shall entitle Beneficiary to exercise any and all rights and remedies under the Deed of Trust without first having given Trustor any notice of, or opportunity to cure, such default.

        B. Note and Other Agreements. Trustor shall fully perform and satisfy all covenants, conditions and obligations of Trustor under that certain Promissory Note dated June 23, 1997 by Trustor in favor of Beneficiary (the "Promissory Note"). The occurrence of any default or event of default under the Promissory Note shall automatically constitute an immediate, material default under the Deed of Trust and shall entitle Beneficiary to exercise any and all rights and remedies under the Deed of Trust without first having given Trustor any notice of, or opportunity to cure, such default. The Promissory Note provides that the amounts evidenced thereby shall be due on the July 1, 1999. The Promissory Note also provides that, at the option of Beneficiary, the amounts evidenced thereby shall be due and payable if (i) David R. Ellett ceases to be an employee of Beneficiary for any reason, (ii) Trustor fails to make full payment of any installment of principal or interest due under the Promissory Note when due, (iii) a default occurs under the Deed of Trust, or any other deed of trust or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Trustor for the purpose of securing the Promissory Note, or (iv) Trustor sells, conveys or alienates the Property, or any part thereof, or any interest therein, or is divested of its title or any interest therein in any manner or way, whether volun XXXXX?????